SCHEDULE A
                        AS LAST REVISED DECEMBER 7, 2010
                                     TO THE
                               ADVISORY AGREEMENT
                          DATED AUGUST 1, 2010 BETWEEN
                                 RYDEX ETF TRUST
                                       AND
           RYDEX ADVISORS II, LLC (FORMERLY, PADCO ADVISORS II, INC.)

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:


----------------------------------------------------------- -------------------- --------------------
FUND                                                               RATE*             LAUNCH DATE
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight ETF                                           0.40%             04-24-2003
----------------------------------------------------------- -------------------- --------------------
Rydex Russell Top 50(R) ETF                                          0.20%             05-04-2005
----------------------------------------------------------- -------------------- --------------------
Rydex S&P 500 Pure Growth ETF                                        0.35%             03-01-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P 500 Pure Value ETF                                         0.35%             03-01-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P MidCap 400 Pure Growth ETF                                 0.35%             03-01-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P MidCap 400 Pure Value ETF                                  0.35%             03-01-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P SmallCap 600 Pure Growth ETF                               0.35%             03-01-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P SmallCap 600 Pure Value ETF                                0.35%             03-01-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Consumer Discretionary ETF                    0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Consumer Staples ETF                          0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Energy ETF                                    0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Financials ETF                                0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Health Care ETF                               0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Industrials ETF                               0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Materials ETF                                 0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Technology ETF                                0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex S&P Equal Weight Utilities ETF                                 0.50%             11-02-2006
----------------------------------------------------------- -------------------- --------------------
Rydex 2x S&P 500 ETF                                                 0.70%             11-05-2007
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse S&P 500 ETF                                            0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P 500 ETF                                         0.70%             11-05-2007
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse S&P MidCap 400 ETF                                     0.70%             11-05-2007
----------------------------------------------------------- -------------------- --------------------
Rydex 2x S&P SmallCap 600 ETF                                        0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse S&P SmallCap 600 ETF                                   0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P SmallCap 600 ETF                                0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex 2x NASDAQ-100(R) ETF                                           0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse NASDAQ-100(R) ETF                                      0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x NASDAQ-100(R) ETF                                   0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse Russell 2000(R) ETF                                    0.70%             11-05-2007
----------------------------------------------------------- -------------------- --------------------
Rydex 2x Russell 1000(R) ETF                                         0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse Russell 1000(R) ETF                                    0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x Russell 1000(R) ETF                                 0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex 2x NASDAQ Biotech ETF                                          0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse NASDAQ Biotech ETF                                     0.70%                 **
----------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x NASDAQ Biotech ETF                                  0.70%                 **
----------------------------------------------------------- -------------------- --------------------


                                    A-1



---------------------------------------------------------------- -------------------- --------------------
[Rydex 2x S&P Select Sector Consumer Discretionary ETF]               0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P Select Sector Consumer Discretionary ETF         0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex 2x S&P Select Sector Consumer Staples ETF                       0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P Select Sector Consumer Staples ETF               0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex 2x S&P Select Sector Industrials ETF                            0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P Select Sector Industrials ETF                    0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex 2x S&P Select Sector Materials ETF                              0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P Select Sector Materials ETF                      0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex 2x S&P Select Sector Utilities ETF                              0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P Select Sector Utilities ETF                      0.70%                 **
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x MSCI EAFE ETF                                        0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x MSCI Emerging Markets ETF                            0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x MSCI Japan ETF                                       0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x MSCI Taiwan ETF                                      0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x MSCI Hong Kong ETF                                   0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x MSCI Brazil ETF                                      0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P Europe 350 ETF                                   0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x S&P S&P/TOPIX 150 ETF                                0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex 2x Inverse S&P/CITIC China 30 ETF                               0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x Lehman 7-10 Year Treasury ETF                        0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x Lehman 20+ Year Treasury ETF                         0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x Lehman Aggregate Bond ETF                            0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex Inverse 2x LB U.S. Corporate High-Yield ETF                     0.70%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex MSCI Equal Weight EAFE ETF                                      0.60%                 ***
---------------------------------------------------------------- -------------------- --------------------
Rydex S&P 700 Equal Weight ETF                                        0.60%                 ***
---------------------------------------------------------------- -------------------- --------------------
RYDEX RUSSELL MIDCAP EQUAL WEIGHT ETF                                 0.40%              11-29-10
---------------------------------------------------------------- -------------------- --------------------
RYDEX RUSSELL 1000(R) EQUAL WEIGHT ETF                                0.40%              11-29-10
---------------------------------------------------------------- -------------------- --------------------
RYDEX RUSSELL 2000(R) EQUAL WEIGHT ETF                                0.40%              11-29-10
---------------------------------------------------------------- -------------------- --------------------
RYDEX MSCI EAFE EQUAL WEIGHT ETF                                      0.55%              11-29-10
---------------------------------------------------------------- -------------------- --------------------
RYDEX MSCI EMERGING MARKETS EQUAL WEIGHT ETF                          0.70%              11-29-10
---------------------------------------------------------------- -------------------- --------------------
RYDEX MSCI ACWI EQUAL WEIGHT ETF                                      0.20%                 **
---------------------------------------------------------------- -------------------- --------------------
RYDEX RUSSELL BRIC EQUAL WEIGHT ETF                                   0.55%                 **
---------------------------------------------------------------- -------------------- --------------------
RYDEX RUSSELL GREATER CHINA LARGE CAP EQUAL WEIGHT ETF                0.55%                 **
---------------------------------------------------------------- -------------------- --------------------


* With respect to the ETFs launched after August 27, 2007, as noted in the table above, the Adviser agrees to pay all expenses incurred by the Trust, except for interest, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses of the Independent Trustees (including any Trustee's counsel fees), extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
**       Denotes ETFs that have not yet commenced operations.
***      Denotes ETFs that have not yet been registered with the SEC.

                                            ADDITIONS ARE NOTED IN BOLD


                                    A-2